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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 1998

                                BIONUTRICS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-22011

             NEVADA                                     86-0760991

   (State or other jurisdiction of                      (IRS Employer
   incorporation or organization)                       Identification No.)

   2425 E. CAMELBACK RD., SUITE 650
            PHOENIX, AZ                                 85016-4214

 (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 602-508-0112
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Item 5.    Other Events

Effective February 16, 1998, registrant and Novartis Nutrition AG, Bern, Switzerland, entered into an agreement for a strategic alliance to conduct an evaluation of registrant's technology relating to rice bran derivatives for purposes of developing functional food ingredients that effect biological activities. Pursuant to the agreement, Novartis has made an initial equity investment in registrant of $3 million at $7.25 per share.




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                                BIONUTRICS, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Bionutrics, Inc.
                                  (Registrant)


Dated: February 26, 1998                      By: /s/ George E. Duck, Jr.
                                                 -------------------------

                                             Its: Vice President, Finance
                                                 -------------------------
                                                  Secretary and Treasurer
                                                 -------------------------



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